VISUDYNE(R) / MACUGEN COMPARATIVE DATA:

      This presentation contains certain statements that constitute "forward-looking statements" of QLT within the meaning of the Private Securities Litigation Reform Act of 1995, which involve known and unknown risks, uncertainties and other factors that may cause our actual results to be materially different from any future results, performance or achievements expressed or implied by such statements. Readers are cautioned in particular that the Macugen data and data from Visudyne(R) trials are not directly comparable in all respects because of the different protocols and study designs of the Macugen and Visudyne trials. Forward-looking statements include, but are not limited to, those with respect to: our projections about the interpretation of the recently released anti-VEGF aptamer (Macugen) data, our predictions as to the safety and efficacy of the anti-VEGF aptamer, our comparisons between the potential of anti-VEGF aptamer therapy and Visudyne therapy, our predictions regarding manufacturing risks which Eyetech may face in manufacturing its anti-VEGF aptamer for commercial supply, our expectations as to Visudyne's competitive position in light of the anti-VEGF aptamer data, statements regarding the impact of the anti-VEGF aptamer data on future levels of sales of Visudyne, statements with respect to the progress of enrollment in our current Visudyne trials including patient and physician demand for Visudyne therapy, anticipated future operating results, anticipated timing for and receipt for further reimbursement approvals for Visudyne therapy, the anticipated timing and receipt of regulatory approvals for expanded uses for Visudyne. These statements are predictions only and actual events or our actual results may differ materially. Factors that could cause such actual events or our actual results to differ materially from any future results expressed or implied by such forward-looking statement include, but are not limited to, the ability and efforts of our alliance partner, Novartis Ophthalmics ("Novartis"), to commercialize and market Visudyne, our ability to maintain and expand our intellectual property position, the timing and success of planned or existing clinical trials for Visudyne, the outcome of our applications for regulatory approvals for expanded uses for Visudyne, the scope and timing of any regulatory and reimbursement approvals of anti-VEGF aptamer therapy, as well as the risk factors described in the sections outlined in the Company's most recent Annual Report on Form 10-K under "Business - Risk Factors", "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the "Notes to Consolidated Financial Statements". Except as required by law, we undertake no obligation to update any forward-looking statements even though our situation or expectations may change in the future.



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TABLE 1:

A COMPARISON OF THE ENDPOINTS DESCRIBED IN THE ANTI-VEGF APTAMER TRIAL WITH TAP AND VIP CLEARLY SHOW THAT THE ANTI-VEGF APTAMER RESULTS WERE NO BETTER THAN THE RESULTS WE HAVE SEEN IN EACH OF THE LESION TYPES WITH VISUDYNE.


                                                                           RELATIVE DIFFERENCE
                                     Treatment       %<3-line loss        IN FAVOR OF TREATMENT         p value
                                  --------------- ----------------------- ---------------------- ----------------------
Anti-VEGF aptamer                      0.3 mg              70%                       27%                  0.0001
                                       1 mg                71%                       29%                  0.0003
                                       3 mg                65%                       18%                  0.03
                                       Placebo             55%
TAP - Predominantly classic            Visudyne            67%                       72%                  <0.0001
                                       placebo             39%
TAP All                                Visudyne            61%                       33%                  0.0005
(predominantly classic                 Placebo             46%
40%,
minimally classic 50%,
occult 10%)
VIP occult                             Visudyne            45%                       45%                  0.03
(2 yr data)                            Placebo             31%





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




TABLE 2:

EFFICACY ACROSS LESION TYPES IN THE 0.3 MG DOSE OF THE ANTI-VEGF APTAMER COMPARED TO VISUDYNE TRIALS AT 12 MONTHS.

MEAN VA SCORE CHANGE FROM BASELINE IN LETTERS


ANTI-VEGF APTAMER    Predominantly Classic       Aptamer +/-Visudyne     -7                 DIFFERENCE = 7
DOSE 0.3 MG
                                                 Control +/-Visudyne     -14
                     Minimally Classic           Aptamer                 -7.5               DIFFERENCE = 6.5
                                                 Control                 -14
                     Occult                      Aptamer                 -9                 DIFFERENCE = 7.3
                                                 Control                 -16.3
VISUDYNE TRIALS      TAP Predominantly Classic   Visudyne                -9.9               DIFFERENCE = 10.9
                                                 Placebo                 -20.8
                     TAP Minimally Classic       Visudyne                -12.5              DIFFERENCE = 1.9
                                                 Placebo                 -14.4
                     TAP Minimally Classic       Visudyne                -9.0               DIFFERENCE = 8.0
                     <4 DA
                                                 Placebo                 -17.0
                     TAP Occult                  Visudyne                -9.6               DIFFERENCE = 9.4
                                                 Placebo                 -19


There was no data given about the consistency of the primary endpoint efficacy between the two trials and between the different lesion subtypes. The only data given supporting the consistency of effect across different lesion subtypes was in the 0.3mg dose mean VA score change from baseline from the combined trials. Mean VA score change is a secondary endpoint in the trials. Because of the importance of baseline VA and lesion size this data is best compared to the Visudyne TAP trial at 12 months, the data for the anti-VEGF aptamer was extrapolated from the figure presented at AAO and in the Eyetech S1 filing.



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




TABLE 3:

A COMPARISON OF THE ANTI-VEGF APTAMER AND VISUDYNE DATA ON PLANNED AND UNPLANNED SECONDARY ENDPOINTS REGARDING VISION STABILIZATION, VISION GAIN, AND SEVERE VISION LOSS.


MACUGEN 0.3 MG                               MACUGEN         CONTROL        RELATIVE DIFFERENCE           P VALUE
----------------------------------------- --------------- -------------- ----------------------------- ---------------
>= 0 line vision gain                            33%             23%              43%                        0.003
>= 1 line vision gain                            22%             12%              83%                        0.004
>= 2 line vision gain                            11%             6%               83%                        0.024
>= 3 line vision gain                            6%              2%               200%                       0.04
>= 6 line vision loss                            10%             22%              55%                        <0.0001
----------------------------------------- --------------- -------------- ----------------------------- ---------------
TAP ALL PATIENTS                             VISUDYNE        PLACEBO        RELATIVE DIFFERENCE           P VALUE
----------------------------------------- --------------- -------------- ----------------------------- ---------------
>= 0 line vision gain                            29%             17%              71%                        0.0008
>= 1 line vision gain                            16%             7%               128%                       0.001
>= 2 line vision gain                            10%             4%               150%                       0.016
>= 3 line vision gain                            6%              2%               200%                       0.05
>= 6 line vision loss                            15%             24%              38%                        0.006
----------------------------------------- --------------- -------------- ----------------------------- ---------------
TAP PREDOMINANTLY CLASSIC                    VISUDYNE        PLACEBO        RELATIVE DIFFERENCE           P VALUE
----------------------------------------- --------------- -------------- ----------------------------- ---------------
>= 0 line vision gain                            28%             16%              75%                        0.028
>= 1 line vision gain                            14%             7%               100%                       0.12
>= 2 line vision gain                            10%             4%               150%                       0.07
>= 3 line vision gain                            6%              2%               200%                       0.24
>= 6 line vision loss                            12%             34%              65%                        <0.0001
----------------------------------------- --------------- -------------- ----------------------------- ---------------
VIP OCCULT                                   VISUDYNE        PLACEBO        RELATIVE DIFFERENCE           P VALUE
----------------------------------------- --------------- -------------- ----------------------------- ---------------
>= 0 line vision gain                            24%             16%              50%                        0.17
>= 1 line vision gain                            13%             5%               160%                       0.06
>= 2 line vision gain                            8%              2%               300%                       0.04
>= 3 line vision gain                            5%              1%               400%                       0.11
>= 6 line vision loss                            28%             47%              40%                        0.004


The p values partially reflect the sample size which was bigger for the combined anti-VEGF aptamer data. The % in the different trials is not directly comparable because of the different baseline VA inclusion criteria between the aptamer and Visudyne trials. The magnitude of difference is reflected by the absolute and the relative difference. Of note is that the relative difference as well as the absolute difference, used in the data presentation was generally higher in the Visudyne trials than in the Macugen trials. Another important point is, as expected, there was much lower efficacy reported in terms of vision gain in the phase III trials compared to the phase I/II trials. While the phase I/II trials showed a 27% of patients with >3-line vision improvement, that % was only 6% in the phase III Macugen patients and the control patients had 2% 3-line gain.



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




TABLE 4:

A COMPARISON OF MEAN VA SCORE FOR ANTI-VEGF APTAMER PATIENTS AND VISUDYNE.

NOTE: VISUDYNE TRIAL PATIENTS DID NOT HAVE TO COME BACK AT 6 WEEKS FOR REPEATED TREATMENT SO THE EARLIEST EVALUATION WAS AT 12 WEEKS.


ANTI-VEGF APTAMER 0.3 MG                     MACUGEN          CONTROL         RELATIVE DIFFERENCE         P VALUE
--------------------------------------- ----------------- -------------- ----------------------------- ---------------
6 weeks                                       -1.5              -4.0               62%                      0.007
12 weeks                                      -3.2              -6.3               49%                      0.004
54 weeks                                      -8.0              -15.0              47%                      0<0.0001
--------------------------------------- ----------------- -------------- ----------------------------- ---------------
TAP ALL PATIENTS                            VISUDYNE          PLACEBO         RELATIVE DIFFERENCE         P VALUE
--------------------------------------- ----------------- -------------- ----------------------------- ---------------
12 weeks                                      -5.8              -9.7               40%                      0.001
52 weeks                                      -11.2             -17.4              36%                      <0.0001
--------------------------------------- ----------------- -------------- ----------------------------- ---------------
TAP PREDOMINANTLY CLASSIC                   VISUDYNE          PLACEBO         RELATIVE DIFFERENCE         P VALUE
--------------------------------------- ----------------- -------------- ----------------------------- ---------------
12 weeks                                      -5.5              -11.6              53%                       0.004
52 weeks                                      -9.9              -20.8              53%                       <0.0001
--------------------------------------- ----------------- -------------- ----------------------------- ---------------
VIP OCCULT                                  VISUDYNE          PLACEBO         RELATIVE DIFFERENCE         P VALUE
--------------------------------------- ----------------- -------------- ----------------------------- ---------------
12 weeks                                      -6.0              -6.9               13%                        0.56
52 weeks                                      -15.6             -20.8              25%                        0.03

While the results of Macugen were relatively high in terms of relative difference at 6 weeks (62%), that difference reduced over time to 47% relative difference at 52 weeks. In comparison the results for Visudyne were generally stable or better at 52 weeks compared to 12 weeks. This indicates that perhaps the aptamer patients did not stabilize, but continued to deteriorate over time, suggesting repeated retreatments of the aptamer may be necessary to sustain response, in contrast to the stabilization seen in the Visudyne patients.



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